Exhibit 10.1

Execution Version

CONSENT AND EIGHTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This CONSENT AND EIGHTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Eighth Amendment”) is made as of this 1st day of November, 2024, by and among:
SANTANDER BANK, N.A., a national bank having a place of business at 28 State Street, Boston, Massachusetts 02109 (“Lender”);
JANEL GROUP, INC., a New York corporation (“Janel”), EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC, a Texas limited liability company (“ELFS”), ELFS BROKERAGE LLC, a Texas limited liability company, and AIRSCHOTT, INC., a Virginia corporation (“Airschott”, and together with Janel, ELFS, and ELFS Brokerage, individually and collectively, and jointly and severally referred to herein as “Borrower”); and
JANEL CORPORATION, a Nevada corporation (“Parent”) and EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC, an Oklahoma limited liability company (“ELFS OK, and together with Parent, each, an “Obligor” and collectively, the “Obligors”);
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
W I T N E S S E T H:
WHEREAS, the Loan Party Obligors and Lender entered into that certain Amended and Restated Loan and Security Agreement dated as of September 21, 2021 (together with any further modifications, amendments, and restatements thereof, the “Agreement”);
WHEREAS, Parent intends to enter into the 1970 L/C Facility (as defined below), pursuant to which, among other things, 1970 Group, Inc. will issue one or more letters of credit to Parent for the benefit of Parent’s insurance carrier as collateral for Parent’s workers’ compensation, commercial automotive, and general liability insurance policies, and, accordingly, the Loan Party Obligors have requested that Lender consent to the 1970 L/C Facility and modify and amend certain terms and conditions of the Agreement;
WHEREAS, pursuant to that certain First Merchants Guaranty, Parent guarantees the obligations of the First Merchants Loan Parties under the First Merchants Loan Facility;
WHEREAS, First Merchants and the First Merchants Loan Parties intend to amend the First Merchants Loan Facility (the "First Amendment") to include a $7,000,000 term loan facility (the “First Merchants Term Loan”);
WHEREAS, the First Merchants Loan Parties intend use proceeds of the First Merchants Loan Facility, including a portion of the First Merchants Term Loan, to make a dividend to Parent in the amount of $2,250,000 (the “First Merchants LP Dividend”);
WHEREAS, Parent intends to use the proceeds of the First Merchants LP Dividend to make an equity contribution to Janel (the “Parent Contribution”);
WHEREAS, Janel intends to use a portion of the Parent Contribution, in an amount not to exceed $2,155,457, to make one or more ELFS Earn-Out Payments, subject to the terms and conditions set forth herein (the “Financed ELFS Earn-Out Payments”); and

WHEREAS, Lender has agreed to (i) consent to the 1970 L/C Facility, (ii) consent to the Financed ELFS Earn-Out Payments, and (iii) modify and amend certain terms and conditions of the Agreement, all as provided for herein.
NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:
1.
Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.
2.
Amendments to Agreement.
a.
Schedule B of the Agreement (Definitions) is hereby amended as follows:

i.
By inserting the following new definitions in their correct alphabetical order:

A)
““1970 Cash Collateral” means cash in the amount of $87,924.50, remitted by Parent to 1970 Escrow Agent, as security for Parent’s obligations under the 1970 L/C Facility, and which amount shall be disbursed in accordance with the 1970 Escrow Agreement.”
B)
““1970 Escrow Agent” means Wilmington Trust, National Association.”

C)
““1970 Escrow Agreement” means, collectively, (i) that certain Master Escrow Agreement, dated as of August 1, 2024, by and among 1970 Group, Inc. and Escrow Agent, and (ii) that certain Joinder Agreement, dated November 1, 2024, by and among 1970 Group, Inc., Parent, and Escrow Agent.
D)
““1970 L/C Facility” means that certain letter of credit facility between 1970 Group, Inc. and Parent, evidenced by, and as further detailed in, the 1970 L/C Facility Transaction Documents.”
E)
““1970 L/C Facility Transaction Documents” means (i) that certain Substitute Insurance Collateral Facility Agreement, dated November 1, 2024 by and among 1970 Group, Inc., Parent, and the guarantors party thereto, (ii) the 1970 Escrow Agreement, and (iii) any other documents executed and delivered in connection therewith.”
F)
““Eighth Amendment” means that certain Consent and Eighth Amendment to Amended and Restated Loan and Security Agreement dated as of the Eighth Amendment Effective Date by and among Lender, Borrower and the other Loan Party Obligors.”
G)
““Eighth Amendment Effective Date” means November 1, 2024.”
H)
“”ELFS Earn-Out Account” has the meaning set forth in Section 4.1 hereof.”
I)
“”ELFS Earn-Out Payment Certificate” has the meaning set forth in Section 4.1 hereof.”

J)
“”Financed ELFS Earn-Out Payments” as defined in the Eighth Amendment.
K)
“”First Merchants Term Loan” as defined in Eighth Amendment.”

L)
“”First Merchants LP Dividend” as defined in Eighth Amendment.”
M)
“”Parent Contribution” as defined in Eighth Amendment.”

ii.
By amending certain existing definitions contained therein as follows:
A)
The definition of “Debt Service Coverage Ratio” is hereby deleted in its entirety and the following substituted in its stead:
““Debt Service Coverage Ratio” means, for the applicable period, for the Loan Parties and their Subsidiaries on a consolidated basis, the ratio of (i) EBITDA, minus Cash Taxes, minus distributions and dividends paid (excluding the 2022 Specified Preferred Series C Distribution), minus unfinanced Capital Expenditures, minus earn-out payments paid, other than Financed ELFS Earn-Out Payments (in each instance, to the extent not previously deducted from the calculation of EBITDA) to (ii) CMLTD, plus Interest Expense paid.”
B)
The definition of “Debt Service Coverage Ratio (Borrower Group)” is hereby deleted in its entirety and the following substituted in its stead:
““Debt Service Coverage Ratio (Borrower Group)” means, for the applicable period, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (i) EBITDA, minus Cash Taxes, minus distributions and dividends paid (excluding the 2022 Specified Preferred Series C Distribution), minus unfinanced Capital Expenditures, minus earn-out payments paid, other than Financed ELFS Earn-Out Payments (in each instance, to the extent not previously deducted from the calculation of EBITDA) to (ii) CMLTD, plus Interest Expense paid.”
C)
The definition of “ELFS Earn-Out Payment” is hereby amended by adding the following clause at the end thereof:
“; for the avoidance of doubt, as of the Eighth Amendment Effective Date, the aggregate outstanding principal amount due in respect of ELFS Earn- Out Payments is $2,155,457.”
D)
Clause (vii) of the definition of “Indebtedness” is hereby deleted in its entirety and the following substituted in its stead:
“(vii) all obligations (contingent or otherwise) of such Person as an account party or applicant in respect of letters of credit and/or bankers’ acceptances, or in respect of financial or other hedging obligations, including, without limitation, pursuant to the 1970 L/C Facility,”

E)
The definition of “Permitted Indebtedness” is hereby amended by (1) deleting the word “and” before clause (g) and (2) deleting the period at the end of clause (g) and inserting the following:
“; and (h) all obligations or liabilities, contingent or otherwise, in connection with the 1970 L/C Facility in an amount not to exceed $725,000, in the aggregate.”
F)
The definition of “Permitted Liens” is hereby amended by (1) deleting the word “and” before clause (h) and (2) deleting the period at the end of clause (H) and inserting the following:
“; and (i) the Lien granted by Parent to 1970 Group, Inc. on the 1970 Cash Collateral pursuant to the terms and conditions of the 1970 L/C Facility Transaction Documents.”

b.
Section 4.1 of the Agreement (Lock Boxes and Blocked Accounts) is hereby amended by adding the following new provisions to the end thereof:
“Prior to the Eighth Amendment Effective Date, Janel shall establish a Deposit Account at the Lender, which Deposit Account shall be in the name of Janel and at all times be subject to Lender’s control (the “ELFS Earn-Out Account”). Janel shall deposit $2,155,457 of the Parent Contribution into such ELFS Earn-Out Account, and any withdrawals from such ELFS Earn-Out Account shall only be used to make a Financed ELFS Earn-Out Payment. Prior to making any Financed ELFS Earn-Out Payment, Administrative Borrower shall (i) request in writing to Lender to withdraw funds from the ELFS Earn-Out Account in an amount equal to the applicable Financed ELFS Earn-Out Payment, and (ii) certify to Lender, in writing, that no Default or Event of Default shall exist immediately before or after giving effect to each such payment ((i) and (ii), collectively, the “ELFS Earn-Out Payment Certificate”).”
c.
Section 5.27 of the Agreement (Negative Covenants) is hereby amended as follows:

i.
Clause (q) is hereby deleted in its entirety and the following substituted in its stead:
“(q) agree, consent, permit or otherwise undertake to amend or otherwise modify any of the terms or provisions of (i) any Loan Party Obligor’s Organic Documents, (ii) the Aves Guaranty, (iii) the ELFS Notes, (iv) the ELFS Acquisition Documentation, (v) the First Merchants Guaranty, (vi) the Airschott Seller Note, (vii) the Airschott Guaranty, (viii) the Airschott Acquisition Documentation, except, in each instance, for such amendments or other modifications required by applicable law or that are not adverse to Lender, and then, only to the extent such amendments or other modifications are fully disclosed in writing to Lender no less than five (5) Business Days prior to being effectuated, (ix) any Parent Ordinary Course Guaranty, or (x) the 1970 L/C Facility Transaction Documents.”

3.
Additional Representations, Warranties and Covenants.
a.
In addition to the representations, warranties and covenants set forth in Article 5 of the Agreement, Parent makes the following representations, warranties and covenants as of the Eighth Amendment Effective Date, which representations, warranties and covenants are made on the terms and conditions set forth in the preamble paragraph of Article 5:
i.
Simultaneously with the execution and delivery of this Eighth Amendment, Loan Parent has delivered to Lender complete and correct copies of the 1970 L/C Facility Transaction Documents, including all schedules and exhibits thereto. The execution, delivery and performance of each of the 1970 L/C Facility Transaction Documents has been duly authorized by all necessary action on the part of Parent. Each 1970 L/C Facility Transaction Document is the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, in each case, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. Parent is not in default in the performance or compliance with any provisions thereof. All representations and warranties made by Parent in the 1970 L/C Facility Transaction Documents and in the certificates delivered in connection therewith are true and correct in all material respects.
ii.
No Default or Event of Default exists as of the Eighth Amendment Effective Date or would arise from Parent entering into the 1970 L/C Facility;
iii.
Contemporaneous with the effectiveness of this Eighth Amendment, the 1970 L/C Facility shall have been entered into in all material respects, in accordance with the 1970 L/C Facility Transaction Documents, all applicable laws, this Agreement and all requisite approvals by Governmental Authorities having jurisdiction over Parent;
iv.
After giving effect to the First Amendment of the First Merchants Loan Facility as contemplated hereby, the aggregate principal amount guaranteed by the First Merchants Guaranty does not exceed $20,000,000.
v.
As of the Eighth Amendment Effective Date, the aggregate amount guaranteed by Parent pursuant to the outstanding Parent Ordinary Course Guaranties does not exceed $4,000,000.
4.
Consents. The Loan Party Obligors have requested that Lender provide the following consents (“Consents”), and Lender has agreed to provide such Consents, but only on the terms and conditions set forth herein:
a.
1970 L/C Facility. By entering into this Eighth Amendment, Lender hereby consents to the 1970 L/C Facility and all applicable modifications to the Agreement as provided herein.
b.
Financed ELFS Earn-Out Payments. Notwithstanding the provisions of Section 5.27(t) of the Agreement, Lender hereby consents to the Financed ELFS Earn-Out Payments, each in the amount of $1,077,728.50, to be paid on or about January 28, 2025 and January 28, 2026; provided that (i) no Default or Event of Default shall exist immediately before or after giving effect to each such payment, and (ii) prior to each such payment, Lender has received an ELFS Earn-Out Payment Certificate.

c.
One Time Consent. The foregoing Consents are one-time consents and relate solely to the 1970 L/C Facility and the Financed ELFS Earn-Out Payments and shall not be deemed to constitute an agreement by Lender to consent to or waive any other provision of the Agreement (i) in the future, or (ii) which does not relate to the 1970 L/C Facility or the Financed ELFS Earn-Out Payments.
5.
Ratification of Loan Documents/Waiver. Except as provided for herein, all terms and conditions of the Agreement or the other Loan Documents remain in full force and effect. Each Loan Party Obligor each hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein (including, without limitation, (i) with respect to the Disclosure Schedule, and (ii) representations and warranties set forth in Section 5.11 of the Agreement, each of which the Loan Party Obligors represent and warrant is true and correct as of the date hereof) and acknowledges and agrees that the Obligations, as amended hereby, are and continue to be secured by the Collateral. Each Loan Party Obligor acknowledges and agrees that each such Loan Party Obligor does not have any offsets, defenses, or counterclaims against Lender arising out of the Agreement or the other Loan Documents, and to the extent that any such offsets, defenses, or counterclaims arising out of the Agreement or the other Loan Documents may exist, each such Loan Party Obligor hereby WAIVES and RELEASES Lender therefrom.

6.
Conditions to Effectiveness. This Eighth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of Lender:
a.
This Eighth Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to Lender.
b.
The 1970 L/C Facility shall be entered into, and become effective, contemporaneously with the delivery of this Eighth Amendment.
c.
Janel shall have established the ELFS Earn-Out Account.

7.
Miscellaneous.

a.
This Eighth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.
b.
The provisions of Section 10.15 (Governing Law) and 10.16 (Consent to Jurisdiction; Waiver of Jury Trial) of the Agreement are specifically incorporated herein by reference.
c.
This Eighth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
d.
Any determination that any provision of this Eighth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Eighth Amendment.

e.
The Borrower shall pay on demand all costs and expenses of Lender, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Eighth Amendment.
f.
The Loan Party Obligors each warrants and represents that such Person has consulted with independent legal counsel of such Person’s selection in connection with this Eighth Amendment and is not relying on any representations or warranties of Lender or its counsel in entering into this Eighth Amendment.

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IN WITNESS WHEREOF, the parties have hereunto caused this Eighth Amendment to be executed and their seals to be hereto affixed as of the date first above written.

LENDER

SANTANDER BANK, N.A.

By:	/s/ Matthew Cunningham
Name:	Matthew Cunningham
Its:	Vice President

[Signature Page to Consent and Eighth Amendment to Amended and Restated Loan and Security Agreement]

BORROWERS

JANEL GROUP, INC., a New York
corporation, as Borrower

By:	/s/ William J. Lally
Name:	William J. Lally
Its:	President

EXPEDITED LOGISTICS AND FREIGHT
SERVICES LLC, a Texas limited liability company, as Borrower

By:	/s/ William J. Lally
Name:	William J. Lally
Its:	Vice President

ELFS BROKERAGE LLC, a Texas limited liability company, as Borrower

By:	Janel Group, Inc., its Manager

By:	/s/ William J. Lally
Name:	William J. Lally
Its:	President

AIRSCHOTT, INC., a Virginia corporation, as Borrower

By:	/s/ William J. Lally
Name:	William J. Lally
Its:	Vice President

[Signature Page to Consent and Eighth Amendment to Amended and Restated Loan and Security Agreement]

OBLIGORS

JANEL CORPORATION, a Nevada corporation, as Parent and an Obligor

By:	/s/ Joseph Ferrara
Name:	Joseph Ferrara
Its:	Chief Financial Officer

EXPEDITED LOGISTICS AND FREIGHT SERVICES LLC, an Oklahoma limited liability company, as an Obligor

By:	Expedited Logistics and Freight Services LLC, a Texas limited liability company, its manager

By:	/s/ William J. Lally
Name:	William J. Lally
Its:	Vice President

[Signature Page to Consent and Eighth Amendment to Amended and Restated Loan and Security Agreement]

OBLIGORS

JANEL CORPORATION, a Nevada
corporation, as Parent and an Obligor

By:	/s/ Joseph Ferrara
Name:	Joseph Ferrara
Its:	Chief Financial Officer

EXPEDITED LOGISTICS AND FREIGHT
SERVICES LLC, an Oklahoma limited liability company, as an Obligor

By:	Expedited Logistics and Freight Services LLC, a Texas limited liability company, its manager

By:	/s/ William J. Lally
Name:	William J. Lally
Its:	Vice President

[Signature Page to Consent and Eighth Amendment to Amended and Restated Loan and Security Agreement]